Bernzott U.S. Small Cap Value Fund

(Ticker Symbol: BSCVX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated January 9, 2024, to

the Summary Prospectus dated October 1, 2023.

Robert Fitzpatrick, CFA, no longer serves as a portfolio manager of the Bernzott U.S. Small Cap Value Fund. Accordingly, effective immediately, all references in the Summary Prospectus to Mr. Fitzpatrick are hereby deleted. The Fund continues to be managed by Kevin Bernzott and Jeff Karansky.

Please retain this Supplement with your records.